EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Digital Risk, LLC (“Digital Risk”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by Goldman Sachs Mortgage Company or an affiliate thereof (the “Client”) through bulk purchase(s). The Review was conducted from May 2018 to August 2018.

Scope of Review

The Review consisted of a sample population of 125 loans across multiple scopes, each of which are outlined below:

Scope	Loans Reviewed
Compliance	33
Compliance and Modification	33
Compliance, Modification and Servicing Comments	1
Compliance, Modification, Servicing Comments and Payment History	13
Compliance, Servicing Comments and Payment History	6
Modification	39
Total	125

(1) Determination of the sample size and computation.

The sample population was determined and provided by the Client. The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the Form ABS Due Diligence-15E. Digital Risk does not know the size of the overall securitization population and other third-party review firms may have reviewed loans within the overall securitization population.

(2) Quality or integrity of information or data about the assets: review and methodology.
Not applicable

(3) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable

(4) Value of collateral securing the assets: review and methodology.
Not applicable

(5) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Digital Risk performed a “Compliance Review,” which means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complied with the applicable federal, state, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

The Compliance Review was based on the vintage of the Loan.  In general, Loans will be categorized as “TRID,” “RESPA,” or “Pre-RESPA,” to identify the primary regulatory environment for the Loan.  Digital Risk also reviewed Loans for compliance with additional applicable regulations.

A.	TRID Requirements

This section is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”).  For TRID Loans, the Compliance Review will include:

1.	Loan Estimates (“LEs”)

•
Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to Digital Risk

•	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.

•
Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing.  A Revised LE that is issued after the CD, or that does not state a valid reason for why it was used, will not be used for the purposes of Tolerance Testing.  All revised LEs issued to the consumer will be reviewed for accuracy of terms.

•	Confirm initial LE was delivered within three (3) business days from the application date, and at least seven (7) business days prior to the consummation date.

•	Confirm revised LE was delivered within three (3) business days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) business days prior to the consummation date.

2.	Closing Disclosures (“CDs”)

1.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to Digital Risk.

2.
If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.

3.	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) business days prior to the consummation date.

3.	Tolerance Testing

•	Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances.

4.	Subsequent Changes

•
Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure.  Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”).

5.	Exclusions

For TRID, Digital Risk will not test:

•	Loan types that are excluded from compliance with TRID:
•	Technical formatting of disclosures.
•	Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.
•	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, Whether prohibited fees were collected prior to the initial LE being issued
•	Whether any fee is a “bona fide” fee for third-party services

B.	RESPA 2010 Requirements

This section is applicable to Loans originated between January 1, 2010 and October 2, 2015, which are subject to the Real Estate Settlement Procedures Act (2010) (“RESPA 2010”), aka Regulation X (“RESPA 2010”).  For RESPA 2010 Loans, the Compliance Review will include:

1.	Good Faith Estimates (“GFEs”)

Confirm the presence of the current GFE form in effect at the time of origination, and verify timely delivery of the initial GFE to the borrower (within three (3) business days of application).

Verify that all broker fees were accurately disclosed and reflected in the appropriate locations, including Yield Spread Premium (“YSP”).  Ensure fees are reasonable and customary fees for the lender, title company, and escrow company, and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the GFE.

2.	Revised GFEs

If the file contains a revised GFE:

a.	Determine whether the file requires evidence of “Changed Circumstances” due to an unexpired rate lock, and if so, determine whether the file contains evidence of valid Changed Circumstances

b.
Confirm that the revised GFE was delivered to the borrower within three (3) business days of (i) the Loan originator receiving information sufficient to establish the Changed Circumstances, or (ii) the borrower locking in a new rate.

3.	Final HUD-1

Verify that the correct HUD-1 form was used, and that the Final HUD-1 accurately lists all fees disclosed on the GFE.

4.	Tolerance Testing

Compare the fees disclosed in the final binding GFE to those in the final HUD-1, and confirm that final HUD-1 fees are within the permitted tolerances.

Confirm that all fees are accurately reflected in the correct tolerance category on the GFE and HUD-1, and that Loan terms are accurately disclosed between the GFE and HUD-1.  If applicable, determine the cost for the Loan originator to cure tolerance or other violations, and verify documentation of appropriate restitution to the borrower.

C.	Other TILA Requirements

Digital Risk reviewed all Loans for compliance with the below general Truth in Lending Act (“TILA”) requirements:

1.	Truth in Lending Disclosure

•	Review the Truth in Lending Disclosure; Determine if executed by all required parties.
•
Recalculate APR and Finance Charge, payment streams, principal and interest calculations; compare to the Loan originator’s original disclosed calculations, and determine if disclosure differences are within allowed tolerances.

2.	Notice of Right to Cancel (Rescission)

If applicable, verify the transaction date and expiration date, ensure proper execution of the Notice of Right to Cancel by all required parties; verify the disbursement date; and determine if a full three (3) day rescission period was adequately provided to the borrower(s).

3.	Federal Disclosures

Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures, including:

•	ARM Disclosure
•	Right to Receive Copy of Appraisal

4.	Originator License

Confirm through NMLS the Loan originator and originating firm’s license status was active and properly disclosed on appropriate Loan documents.

5.	Closing Documents

Review closing documents to ensure that the Loan information is complete, accurate, and consistent with other documents, and confirm collateral documents have been recorded or sent for recording

(6) Servicing Note review, review and methodology.

Digital Risk performed a “Servicing Notes Review,” which means that Digital Risk reviewed Loan level servicing notes provided by the Client for the time period indicated below, and provided a report of summary comments of the issues identified:

 Twelve (12) Month Servicing Notes Review:

• Loan Number
• UPB
• Int Rate
• Deceased Borrower
• Lien Issues
• Litigation
• Potential Fraud
• Property Damage
• Title Issues
• Default Status
• REO?
• Bankruptcy?
• Foreclosure?
• Loss/Mit?
• Interest Paid To (At Servicing Review)
• Date Last Right Party Contact
• Reason For Default
• Current Occupancy
• Last Inspection Completed
• First Vacancy Date

• Comments
• Future Default Risk
• Current Balance
• Current Rate
• Current PITI
• Current PI
• Escrow?
• Escrow Balance
• Corp/Servicing Advances
• FCL Delay Code
• Current FCL Contested?
• FCL Sale Scheduled
• Last FC Date
• Last FC Stage
• Foreclosure Initiation Date
• Foreclosure Sale Held Date
• Bankruptcy Chapter
• Latest Filing date
• Case Number
• Proof of Claim Filing Date

• Post-Petition Due Date
• Loss/Mitigation Type
• Forbearance Type
• Forbearance Start Date
• Forbearance Term
• Modification New Prin Balance
• Modification New Rate
• Modification 1st Payment Date
• Modification New Maturity Date
• Modification Reason
• Modification Forgive Debt (Y/N)
• Modification Amt Forgiven
• Modification New Amortization
• Capitalization Amount
• REO Status
• Lien Position
• Estimated $ of Liens/Encumbrances
• Evidence of Active Hazard Insurance
• Evidence of Insurance Policies Paid to Date
• Age of Loan

(7) Modification Review, review and methodology

“Step Rate Modification Review” means that Digital Risk reviewed modification activity, both finalized and pending, to ensure data is accurate to the time of transfer by reviewing loan documents, and servicing notes.  The Step Rate Modification Review was conducted as follows:

Required Data Fields

Client provided the following data fields, along with required documents set forth on the Source Document Matrix provided by Digital Risk.

Required Data Fields – Step Rate Modification Review
Servicer Loan Number	Client Loan Number	Property State	Mod 1st Payment Date
Modification Type	Total Capitalized Amount	Deferred Amount	Mod Initial P&I
Forgiven Principal	Initial Modified Rate	Initiate Modified Rate Effect Date	Maturity Date
First Step Rate Change	First Step Rate Change Date	Second Step Rate Change	Second Step Rate Change Date
Third Step Rate Change	Third Step Rate Change Date	Fourth Step Rate Change	Fourth Step Rate Change Date

Scope of Review
•	Captured the data elements from the modification agreement document;
•	Performed a side-by-side comparison of the data in the data file to data captured from the document; and
Determined deficiencies in the interest rate steps, deferred/forgiven principal amounts and term

(8) Payment History review, review and methodology

"Pay History Review” means that Digital Risk performed a review of the servicing history in comparison with the delinquency string for Loan Files, which shall include the following:

2.	Scope of Review

Client delivered to Digital Risk electronic Loan level calculated delinquency string and servicing payment history for the most recent twelve (12) months.

Digital Risk performed a manual review of servicing payment history to validate the calculated delinquency string taking into account the following:

•	Due date at each month end;
•	Date of any payments received;
•	Payment reversals and re-applications; and
•	Due date changes resulting from Loan modifications.

Summary of Results

OVERALL RESULTS SUMMARY
After giving consideration to the grading criteria of the relevant NRSROs, 60.17% of the loans received a grade “B” or higher with 33.37% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	29	$ 5,316,339.00	33.37%
Event Grade B	27	$ 4,269,426.00	26.80%
Event Grade C	30	$ 6,345,446.00	39.83%
Event Grade D	0	$ 0.00	0.00%
Total Sample	86	$ 15,931,211.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	29	$ 5,316,339.00	33.37%
Event Grade B	27	$ 4,269,426.00	26.80%
Event Grade C	30	$ 6,345,446.00	39.83%
Event Grade D	0	$ 0.00	0.00%
Total Sample	86	$ 15,931,211.00	100.00%

Event Grade Definitions

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.